UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 26, 2017

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

On October 26, 2017, the City of Burlington d/b/a Burlington Telecom (“BT”) released an updated bid letter of Tucows Inc. (the “Company”), attached hereto as Exhibit 99.1, regarding the Company’s bid (the “Bid”) to acquire all of the assets of BT, together with all of the Burlington Telecom System assets the City of Burlington conveyed to and then leased back from Blue Water Holdings, LLC (together with BT, the “BT Business”). On October 30, 2017, BT released a further updated bid letter of the Company, attached hereto as Exhibit 99.2. The Company previously disclosed its initial bid letter in response to a release of information by BT in a Form 8-K dated September 20, 2017. The Company believes that the BT Business, with its existing fiber assets and a strong customer base, will add to the Company’s growing fiber footprint. The Company is offering to acquire the BT Business for a total consideration of $30.5 million, consisting of (i) $28.0 million in cash payable at closing and (ii) an additional $2.5 million, payable at closing in recognition of the additional capital expenditure planned by BT in its fiscal year ending on June 30, 2018. As of the date hereof, the Company is one of the two bidders for the BT Business. There can be no assurance that the Company will be selected as the winning bidder.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

This Current Report on Form 8-K contains forward-looking statements related to the Bid, including, without limitation, the timing, process and outcome of the Bid, the terms and conditions of the acquisition, and the anticipated effects of the acquisition and future operations of the acquired business if the Bid is successful. Such statements are based on management’s current expectations and are subject to a number of uncertainties and risks, which could cause actual results to differ materially from those described in the forward-looking statements. Information about potential factors that could affect the Company’s business, results of operations and financial condition is included in the “Risk Factors” sections of the Company’s filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company as of the date of this document, and except to the extent the Company may be required to update such information under any applicable securities laws, the Company assumes no obligation to update such forward-looking statements.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Title

99.1	Tucows Inc. Summary of Bid for the BT Business, dated October 25, 2017.

99.2	Tucows Inc. Summary of Bid for the BT Business, dated October 29, 2017.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2017
TUCOWS INC.

	By:	/s/ Bret Fausett
	Name:	Bret Fausett, Esq.
	Title:	Chief Legal Officer & VP, Regulatory Affairs

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Tucows Inc. Summary of Bid for the BT Business, dated October 25, 2017.

99.2	Tucows Inc. Summary of Bid for the BT Business, dated October 29, 2017.